                                                                   EXHIBIT 10.24

                                                                          2/2/99

                      AMENDED AND RESTATED PLEDGE AGREEMENT

      THIS AMENDED AND RESTATED PLEDGE AGREEMENT (together with all amendments, supplements and other modifications made from time to time, this "Pledge Agreement"), dated as of February___, 1999, made by SYMANTEC CORPORATION, a Delaware corporation ("Symantec") and DELRINA CORPORATION, a [ ] corporation ("Delrina"), collectively (the "Pledgors"), in favor of THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as successor Agent for the benefit of the Lenders (the "Agent"), and Donaldson, Lufkin & Jenrette Securities Corporation, as collateral agent (the "Collateral Agent").

                              W I T N E S S E T H:

      WHEREAS, the parties hereto wish to amend and restate that certain Pledge Agreement, dated as of October 18, 1996, among Symantec Corporation, The Sumitomo Bank Limited, San Francisco Branch and the Collateral Agent;

      WHEREAS, Delrina is a wholly-owned subsidiary of Symantec and is entering into this Pledge Agreement for its benefit and the benefit of Symantec;

      WHEREAS, as a condition to the occurrence of the Restructuring Date under the Participation Agreement dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Participation Agreement"), among the Pledgors, the Lessor, the Lenders and the Agent, the Pledgors are required to execute and deliver this Pledge Agreement;

      WHEREAS, the Pledgors have duly authorized the execution, delivery and performance of this Pledge Agreement; and

      WHEREAS, it is in the best interests of the Pledgors to execute this Pledge Agreement inasmuch as the Pledgors will derive substantial benefits from the transactions contemplated by the Participation Agreement;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                                                Pledge Agreement

                                    ARTICLE I

                                   DEFINITIONS

      SECTION I.1 Certain Terms. Capitalized terms used but not otherwise defined in this Pledge Agreement have the respective meanings specified in Appendix A hereto; and the rules of interpretation set forth in Appendix A hereto shall apply to this Pledge Agreement.

                                   ARTICLE II

                                     PLEDGE

      SECTION II.1 Grant of Security Interest. Each of the Pledgors hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers, jointly and severally, to the Agent, for the ratable benefit of each of the Lenders, and hereby grants to the Agent, for the ratable benefit of the Lenders, a continuing security interest in, all of its right, title and interest in, to and under the following property (the "Collateral"):

            (a) all Additional Collateral identified in Schedule I;

            (b) all other pledged property, whether now or hereafter delivered to the Collateral Agent in connection with this Pledge Agreement or any other Operative Document;

            (c) all interest and other payments and rights with respect to any pledged property; and

            (d) all cash and any other proceeds of any of the foregoing (collectively, the "Pledged Property").

      SECTION II.2 Security for Obligations. The security interest granted by the Pledgors under this Pledge Agreement secures the payment in full of all of Symantec's obligations under the Master Lease and other Operative Documents to which it is a party now or hereafter existing.

      SECTION II.3 Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Agent.


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
                                                                Pledge Agreement

      SECTION II.4 Valuation; Deficiency or Surplus.

            (a) The Collateral Agent shall determine the fair market value of the Additional Collateral held as Collateral daily during the Term in accordance with its customary practices and procedures with respect to similar property. Each such valuation by the Collateral Agent shall be binding on the Participants, the Agent and the Lessee, absent manifest error. In the event that any such valuation shall indicate that such fair market value of the Collateral shall be less than 102.0% of the then outstanding Loan Balance, the Collateral Agent shall give written notice to each of the Agent, the Lessee and the Lessor of such deficiency.

            (b) In the event that any deficiency in the fair market value of the Additional Collateral shall occur as set forth in Section 6.1 of the Participation Agreement, Symantec shall take such actions required pursuant to such Section. In the event that any surplus in the fair market value of the Collateral shall occur as set forth in Section 6.1 of the Participation Agreement, the Agent shall direct in writing the Collateral Agent to take such actions contemplated by Section 6.2 of the Participation Agreement.

      SECTION  II.5  Continuing  Security  Interest.   This  Pledge  Agreement
shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full of the Loan Balance,

            (b) be binding upon the Pledgors and their successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of each Lender.

Upon the payment in full of the Loan Balance, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Collateral Agent will, at the sole expense of Symantec, and upon written instruction of the Agent, deliver to the respective Pledgors, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Additional Collateral owned by the respective Pledgors, together with all other Collateral held by the Collateral Agent hereunder and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.


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
                                                                Pledge Agreement

      SECTION II.6 Security Interest Absolute. All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Pledge Agreement or any other Operative Document,

            (b) the failure of any Lender to assert any claim or demand or to enforce any right or remedy against the Lessee, the Lessor or any other Person under the provisions of any Operative Document or otherwise,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of obligations under the Operative Documents or any other extension, compromise or renewal of any such obligation,

            (d) any reduction, limitation, impairment or termination of any such obligations under the Operative Documents for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgors hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Lessee, the Lessor or otherwise,

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the any Operative Document,

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the obligations under the Operative Documents, or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Lessee, the Lessor or any other Person.

      SECTION II.7 Waiver of Subrogation. Each of the Pledgors hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Lessee, the Lessor or any other Person that arise from the existence, payment, performance or enforcement of the Pledgors' obligations under this Pledge Agreement or any other Operative Document, including any right of


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
                                                                Pledge Agreement

subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lenders against the Lessee, the Lessor or any other Person or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Lessee, the Lessor or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Pledgor in violation of the preceding sentence and the Loan Balance shall not have been paid in cash in full, such amount shall be deemed to have been paid to such Pledgor for the benefit of, and held in trust for, the Lenders, and shall forthwith be paid to the Lenders to be credited and applied to satisfy the Loan Balance, whether then matured or unmatured. Each of the Pledgors acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Pledge Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION III.1 Warranties, etc. Each of the Pledgors represents and warrants for itself unto the Agent and each Lender, at the date of each pledge and delivery hereunder by such Pledgors to the Collateral Agent of any Collateral pledged by the Pledgor pursuant to this Pledge Agreement as follows:

            (a) Ownership, No Liens, etc. It is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) the Collateral pledged of such pledgor, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Agent.

            (b) Valid Security Interest. The delivery of the Collateral to the Collateral Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Loan Balance. No filing or other action will be necessary to perfect or protect such security interest.

            (c) Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other


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
                                                                Pledge Agreement

      Person is required either

                  (i) for the pledge by such Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by such Pledgor, or

                  (ii) for the exercise by the Agent of any of the rights
            provided for in this Pledge Agreement, or, except as may be required in connection with a disposition of Additional Collateral by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.


                                   ARTICLE IV

                                    COVENANTS

      SECTION IV.1 Certain Covenants. Each Pledgor covenants and agrees that, so long as any portion of the Loan Balance shall remain unpaid:

            (a) except as permitted by the Operative Documents, it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral owned by it (except in favor of the Agent hereunder);

            (b) Such Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever;

            (c) at any time, and from time to time, at the expense of Symantec, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.


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
                                                                Pledge Agreement

                                    ARTICLE V

                                    THE AGENT

      SECTION V.1 Agent Appointed Attorney-in-Fact. Each of the Pledgors hereby irrevocably appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time upon the occurrence and during the continuance of any Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

Each of the Pledgors hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION V.2 Agent May Perform. If either Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors pursuant to Section 6.5.

      SECTION V.3 No Duty. (a) The powers conferred on the Agent and Collateral Agent hereunder are solely to protect the interests of the Lenders in the Collateral and shall not impose any duty on them to exercise any such powers. Except (i) as set forth in Section 2.4, and (ii) for reasonable care of any Collateral in its possession by the Collateral Agent and the accounting by the Collateral Agent or the Agent for moneys actually received by it hereunder, neither the Agent nor the Collateral Agent shall have any duty as to any Collateral or responsibility for

            (i) ascertaining or taking action with respect to calls,


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                                                                Pledge Agreement

      conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent or the Collateral Agent has or is deemed to have knowledge of such matters, or

            (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      (b) Notwithstanding anything to the contrary, the Collateral Agent shall have no duties, obligations or responsibilities except as expressly set forth in this Agreement or as may be directed in writing by the Agent. The Collateral Agent shall have no liability whatsoever for any action taken or omitted by it or in connection herewith (including by direction, whether oral or written, of the Agent) unless caused by its gross negligence or willful misconduct. The Collateral Agent shall have no fiduciary duty, obligation or responsibility in respect of any party hereto or any indirect beneficiary of this Agreement or the Collateral.

      SECTION V.4 Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be used as a factor in determining whether the Collateral Agent has exercised reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION VI.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as


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
                                                                Pledge Agreement

      the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b)  The Agent may

                  (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in either of the Pledgors' name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgors)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION VI.2 Securities Laws. If the Agent shall exercise its right to sell all or any of the Collateral on behalf of the Lenders pursuant to Section 6.1, each Pledgor agrees that, upon request of the Agent, such Pledgor will, at its own expense do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral owned by the Pledgor or any part thereof valid and binding and in compliance with applicable law.


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
                                                                Pledge Agreement

      SECTION VI.3 Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral owned by such Pledgor whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to such Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION VI.4 Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent and the Lessor, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Agent against, all or any part of the Loan Balance pro rata in such order as determined pursuant to
Section 7.6 of the Participation Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of the Loan Balance, shall be paid over to the respective Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION VI.5 Indemnity and Expenses. Each Pledgor hereby jointly and severally indemnifies and holds harmless each of the Agent and the Collateral Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except the claims, losses, or liabilities of the Agent resulting from the Agent's gross negligence or wilful misconduct, and except the claims, losses or liabilities of the Collateral Agent, resulting from the Collateral Agent's gross negligence or willful misconduct, as the case may be. Upon demand, the Pledgors will pay to the Agent or the Collateral Agent, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and


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
                                                                Pledge Agreement

agents, which the Agent or the Collateral Agent, as the case may be, may incur in connection with:

            (a) the administration of this Pledge Agreement, including the valuations of Additional Collateral pursuant to Section 2.4;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, including pursuant to Section 7.3;

            (c) the exercise or enforcement of any of the rights of the Agent or Collateral Agent hereunder; or

            (d) the failure by the Pledgors to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION VII.1 Operative Document. This Pledge Agreement is an Operative Document executed pursuant to the Participation Agreement and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Participation Agreement, including, without limitation, Article XIV thereof.

      SECTION VII.2 Successors, Transferees and Assigns. This Pledge Agreement shall be binding upon each of the Pledgors and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each the Agent, each Lender and each holder of a Note and their respective successors and assigns); provided, however, that neither of the Pledgors may assign any of its obligations hereunder without the prior written consent of the Required Lenders.

      SECTION VII.3 Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION VII.4 Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Pledgors agree hereunder to perform and which the Pledgors shall fail to perform after being requested in writing so to perform (it being


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
                                                                Pledge Agreement

understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION VII.5 Addresses for Notices to the Pledgors. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile) and directed to the address or facsimile number described in, and deemed received in accordance with the provisions of, Section
14.3 of the Participation Agreement or as otherwise agreed among the parties.

      SECTION VII.6 No Waiver; Remedies. In addition to, and not in limitation of, Section 2.2 and Section 2.4, no failure on the part of the Agent, any Lender or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION VII.7 Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION VII.8 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION VII.9 Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

      SECTION VII.10 Waiver of Jury Trial. EACH OF THE PLEDGORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT. EACH OF THE PLEDGORS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE LOAN AGREEMENT AND THE PARTICIPATION


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
                                                                Pledge Agreement

AGREEMENT.

      SECTION VII.11 Execution in Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


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
      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          SYMANTEC CORPORATION,
                                            as Pledgor

                                          By /s/ GREG MYERS
                                             -----------------------------------
                                             Name: Greg Myers
                                             Title: V.P. Finance


                                          DELRINA CORPORATION, as Pledgor

                                          By /s/ ART COURVILLE
                                             -----------------------------------
                                             Name: Art Courville
                                             Title: Assistant Secretary


                                          THE SUMITOMO BANK, LIMITED,
                                          LOS ANGELES BRANCH, as Agent

                                          By /s/ AZAR SHAKERI
                                             -----------------------------------
                                             Name: Azar Shakeri
                                             Title: Vice President


                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION, as
                                          Collateral Agent

                                          By /s/
                                             -----------------------------------
                                             Name:
                                             Title:


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
                                                                      SCHEDULE I
                                                             TO PLEDGE AGREEMENT


                          List of Additional Collateral